                                                                    Exhibit 99.1




Mr. Jonathan G. Katz
Secretary, Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, William H. Joyce, principal executive officer of Hercules Incorporated, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Hercules Incorporated, and, except as corrected or supplemented in a subsequent covered report:

         - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K of Hercules Incorporated for the fiscal year ended December 31, 2001 filed on March 29, 2002;

         - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hercules Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        Any amendments to any of the foregoing.



/s/ William H. Joyce
---------------------------                          Subscribed and sworn to
William H. Joyce                                     before me this 20th day of
August 20, 2002                                      August 2002.


                                                     ---------------------------
                                                     Notary Public


                                                     My Commission Expires:



                                                     ---------------------------